Chad E. Fickett Assistant General Counsel and Assistant Secretary 720 East Wisconsin Avenue Milwaukee, WI 53202-4797 414 665 1209 office chadfickett@northwesternmutual.com

VIA EDGAR

April 26, 2018

Securities and Exchange Commission

Division of Investment Management

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549-8629

Re:	Northwestern Mutual Variable Life Account II

Custom Variable Universal Life File Nos. 333-136124; 811-21933

Executive Variable Universal Life File Nos. 333-136305; 811-21933

EDGAR CIK 0001359314

Post-Effective Amendments to Registration Statements on Form N-6

Dear Commissioners:

On behalf of The Northwestern Mutual Life Insurance Company (the “Company”), and Northwestern Mutual Variable Life Account and Northwestern Mutual Variable Life Account II (the “Accounts”), we are submitting herewith the following Securities Act of 1933 Post-Effective Amendments (“PEAs”), and the following Amendments under the Investment Company Act of 1940, to the Registration Statements on Form N-6 identified above:

	PEA No.	Amendment No.
Northwestern Mutual Variable Life Account II
Custom Variable Universal Life	18	57
Executive Variable Universal Life	19	58

The PEAs and Amendments are being filed pursuant to paragraph (b) of Rule 485 under the 1933 Act primarily for purposes of responding to comments received from Mr. Keith Gregory of the SEC Staff on March 27, 2018 on the Account’s registration statements (as well as any subsequent conversations, including discussions with Ms. Sally Samuel on April 13, 2018), updating certain financial information and making routine and other clarifying changes. Our intention is that the PEAs and Amendments noted above will become effective on May 1, 2018, in accordance with the provisions of paragraph (b) of Rule 485. As required by paragraph (b)(4) of Rule 485, the undersigned represents that the PEAs noted above do not contain disclosures which would render them ineligible to become effective pursuant to paragraph (b) of the Rule.

The following is a summary of the SEC Staff’s comments and our proposed responses.

GENERAL

1.	COMMENT: Please note that we generally gave the registration statements a limited review of the marked text in the CVUL registration statement; we note representations in the transmittal letter that the changes were limited to changes disclosed in the transmittal letter and highlighted in the marked documents provided.

RESPONSE: Registrant has duly noted the Staff’s comment.

2.	COMMENT: Please confirm supplementally that (a) changes made in response to comments will be made to the EVUL registration statement as applicable and (b) all incomplete or bracketed information will be provided. We remind you that the Registrant and its management are responsible for the accuracy of the information notwithstanding any comments or the absence of any comments from the Staff.

RESPONSE: The Registrant confirms that changes made in response to comments have been made, where appropriate and applicable, to the EVUL registration statement and all incomplete and/or missing information has been provided.

COVER PAGE

3.	COMMENT: Pursuant to our prior comment, all material state variations should be disclosed in the prospectus or in an appendix. Language on the cover page states in pertinent part that “…but all material state variations are noted where possible.” This language may imply that all material state variations may not be included in the prospectus or an appendix to the prospectus. Please delete or clarify the text pursuant to our prior comment.

RESPONSE: In response the Registrant has deleted the phrase “where possible.”

4.	COMMENT: Please confirm supplementally that all funds included in the cover page are reflected as appropriate in later sections of the prospectus disclosing information regarding the funds.

RESPONSE: The Registrant confirms that it has included all such information as applicable.

5.	COMMENT: Please confirm supplementally that all investment options that were offered by the Policy prior to May 1, 2018 and which policy owners are still invested are reflected on the list of investment options on the cover page and, if any such investment option is no longer offered, please list such option and indicated the dates on which the option was offered.

RESPONSE: The Registrant confirms that the current list of funds is a complete and accurate list of all underlying funds held by any Policy owner.

FEE & EXPENSE TABLES

6.	COMMENT: The column for disclosure relating to the “guaranteed maximum charge” is confusing in as much as the guaranteed max charge column relates to a maximum charge and a minimum charge. Please explain supplementally what the meaning is for the “minimum guaranteed maximum charge.”

RESPONSE: For the Maximum Charge row, the Current Charge column represents the charge based on insured characteristics resulting in the highest possible Current Charge whereas the Guaranteed Maximum Charge column represents the charge based on insured characteristics resulting in the highest possible Guaranteed Maximum Charge. For the Minimum Charge row, the Current Charge column represents the charge based on insured characteristics resulting in the lowest possible Current Charge whereas the Guaranteed Maximum Charge column represents the charge based on insured characteristics resulting in the lowest possible Guaranteed Maximum Charge.

7.	COMMENT: Please consider revising disclosure for plain English format as was previously done in the last annual update using a “yes or no question” format in the columns for charges that indicate that the figures change based on policy date and/or policy anniversary.

RESPONSE: Please note that in the Registrant’s view, the “yes or no” format was more useful in last year’s annual update because of the larger number fees that varied by policy date and/or anniversary necessitating the use of multiple tables. However, in the interest of clarity, as appropriate the Registrant has revised applicable disclosure as in the following example:

Cost of Insurance

Minimum Charge (Current Charge):

Your current charge depends on the Policy Date of your Policy.

Is the Policy Date on your Policy prior to January 1, 2018?

If your answer is “No” your current charge is $0.007 (monthly) per $1,000 net amount at risk

If your answer is “Yes” please answer the following question:

Have you passed your 2018 Policy Anniversary?

If your answer is “Yes” your current charge is $0.007 (monthly) per $1,000 net amount at risk

If your answer is “No” your current charge is $0.008 (monthly) per $1,000 net amount at risk

8.	COMMENT: Please supplementally explain why the deferred sales charge is expressed as a monthly percentage rather than an annualized percentage. We note that the form generally permits charges to be expressed as a percentage of monthly charge only in cases where the monthly percentage is a percentage of a dollar amount.

RESPONSE: Please note that because of the obligation to round figures per Form N-6, as well as the various ways the fees notated with a percentage figure in the table are calculated (e.g., as percentage of net amount of risk, invested assets, premium, etc.), we think current disclosure is most accurate and useful to the Policy owner. In addition, we do not necessarily read Form N-6 in such a manner as to allow a monthly percentage only in cases of dollar amount figures. However, registrant has taken the Staff’s comment under advisement and will consider adjustments to disclosure in the future taking into account consistency among all Registrant’s registration statements, including those not currently being filed under Rule 485(a).

Footnotes

9.	COMMENT: Please see Form N-6 Item 3, Instruction 3(b)(ii) – Please review and consider revising the relevant footnotes for each type of charge that may vary based on certain factors such as issue age, sex, underwriting amount and classification. Please clarify how a policy owner may obtain personalized information about the particular charge as is disclosed in footnote #2 with respect to the cost of insurance charge. Relevant charges include the Deferred Sales Charge (footnotes #8-10); Underwriting and Issue Charge (footnotes #12-14); Payment of Selected Premium Monthly Premium Upon Total Disability Benefit Charge (footnote #15); Payment of Specified Monthly Charges on Total Disability (footnote #19); Additional Purchase Benefit Charge (footnote #20.)

RESPONSE: In response, Registrant has deleted the reference in question from footnote #2 as it is redundant to disclosure in footnote #1, which is applicable to the entire table.

10.	COMMENT: (a) In footnote #4, the phrase “minimum guaranteed maximum” charge may confuse investors as part of the phrase is lower case type. Please consider using uppercase initial type that reflects captions used in the table. (b) Please also consider an explanation of what the phrase means in the prospectus with a reference in footnote #4. (c) Please consider revisions to other footnotes as appropriate (e.g., #23) where there are uses of terms that are also captions or headings.

RESPONSE:

(a)	In response the Registrant has revised applicable disclosure per your request.
(b)	Please see Registrant’s response to Comments #1 & #5(a) above.
(c)	In response the Registrant has generally revised applicable disclosure by using uppercase type where appropriate to indicate a reference to a heading in the table. For example, in footnote #24 Registrant has generally revised applicable disclosure to read, “… The ~~minimum g~~Guaranteed ~~m~~Maximum Charge for the Minimum Charge of the Additional Purchase Benefit Charge assumes …”

11.	COMMENT: Please revise the last sentence of footnote #4 (“The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics”) for plain English.

RESPONSE: Please note that while the minimum charge shown is the minimum for the combination of best class and insured characteristics shown, other combinations of characteristics may still produce the same charge. For example, in certain scenarios changing from best class to the second-best class may result in the same Guaranteed Maximum Charge. For clarity, however, Registrant has revised applicable disclosure to read:

Charges applicable to other combinations of Policy Year and Insured characteristics may be the same as the charge shown for the minimum Cost of Insurance Charge.

12.	COMMENT: In footnote #24, the minimum current charge and the minimum guaranteed maximum charge assume different characteristics (the former includes “Female”). Please supplementally explain the different and revise accordingly as appropriate.

RESPONSE: Registrant supplementally confirms that both before and after rounding the minimum Guaranteed Maximum Charge for the Additional Purchase Benefit is the same (both before and after rounding) for both Female and Male Insured, Age 0, which is why gender qualifier is absent in this disclosure when compared to the disclosure for the minimum Current Charge amount. Registrant has added disclosure indicating both genders.

CHARGES AND DEDUCTIONS

13.	COMMENT: Please include appropriate disclosure for any charge or deduction that may change or is different due to policy dates or policy anniversaries as noted in the fee table. For example, we note that such disclosure is currently included for the policy debt charge but not for other charges such as the cost of insurance or additional purchase benefit charges.

RESPONSE: Please note that in response to Item 5 of Form N-6, in addition to avoiding redundancies with disclosure provided in response to Item 3 as well as possible confusion, Registrant does not believe there is value to the investor to indicate fee ranges in cases where the fee may vary appreciably by insurance or other characteristics except in limited cases where there is either i) a simple range of fees, ii) a dollar amount or dollar amount percentage or, iii) a fee, as is the case with the Policy Debt Expense Charge, that changed for policies issued after a fixed point in time (versus an annual change that varies based on Policy Date and/or Policy Anniversary).

14.	COMMENT: Please confirm that the voluntary fee waivers are not included in the calculation of portfolio operating expenses after contractual fee waiver or reimbursement stated in the table. If such voluntary fee waivers are included, please revise the figures to exclude voluntary fee waivers. Consider clarifying disclosure for clarity.

RESPONSE: In response Registrant confirms supplementally that the portfolio operating expenses disclosed in the fee table do not including voluntary waivers but disclosures in the Charges and Deductions section do include such waivers. For clarity, Registrant has generally revised the disclosure in question as follows:

For certain Portfolios, certain expenses may have been reimbursed or fees may have been waived during 2017 in addition to any contractual fee waiver or reimbursements. It is anticipated that any such voluntary expense reimbursement and fee waiver arrangements would continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements, as well as ~~and~~ any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of —% to a maximum of —%. For further information, consult the Portfolio’s prospectuses and the Annual Portfolio Operating Expenses table included in the Fee Table of this prospectus.

* * *

We believe that the PEAs and Amendments are complete and respond to all SEC Staff comments. If you have any questions regarding this letter or the enclosed, please contact me at (414) 665-1209. We greatly appreciate the Staff’s efforts in assisting the Accounts with this filing.

Please call the undersigned with any questions or comments about this filing.

Very truly yours,

/s/ Chad E. Fickett

Chad E. Fickett
Assistant General Counsel and Assistant Secretary

Enclosures